UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, DC 20037
(Address of principal executive offices)  (Zip code)

Kenneth G. Lore, Esq.
Bingham McCutchen LLP
2020 K Street, N.W., Washington, DC 20006
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end:  December 31
Date of reporting period:  January 1, 2010 through June 30, 2010

Item 1.  Report to Stockholders.

The following is a copy of the 2010 Semi-Annual Report of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”).

                         S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Mid-Year Discussion of Fund Performance

PERFORMANCE OVERVIEW

During the first six months of 2010, the AFL-CIO Housing Investment Trust (HIT) took advantage of favorable opportunities to invest in the high credit quality multifamily mortgage-backed securities (MBS) in which it specializes, making $343.5 million of construction-related financing commitments. These investments are expected to generate competitive returns for HIT investors while creating union jobs and housing to support the economic recovery. The HIT’s performance relative to its benchmark was enhanced by its ongoing income advantage versus the benchmark but adversely affected in the second quarter by its relatively low allocation to Treasury bonds and by spread widening1 in the multifamily MBS sector as the market experienced a massive “flight to safety.”

The HIT continued to adhere to its investment strategy of substituting high credit quality multifamily government and agency MBS for Treasury and corporate securities in the benchmark. Over time, this strategy has enabled the HIT to generate competitive risk-adjusted returns while limiting risk. Looking ahead, this fixed-income approach offers significant opportunities for capital growth and competitive returns in a volatile market while stimulating needed employment and multifamily housing.

The HIT’s fixed-income investments offer significant opportunities for capital growth and competitive returns while stimulating jobs and housing.

MARKET ENVIRONMENT

The HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index, in the first quarter of 2010, with gross and net returns of 2.20% and 2.08%, respectively, compared to 1.78% for the benchmark for the three months ending March 31. Its first quarter performance was enhanced by the tightening of spreads for the government and agency insured or guaranteed multifamily securities in which it specializes. These multifamily securities also had better price performance and generated more income than Treasuries with comparable average lives. This helped earn the HIT a Morningstar ranking as one of the nation’s “Top 10 Managers” in its fixed-income class for the five-year period ending March 31, 20102.

In the second quarter, the market’s concerns about the European debt crisis and persistent weakness in the U.S. economy drove

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

New York: Three 2010 HIT investments exceeding $131 million are expected to create 1,100 union construction jobs in the New York City metro area. One investment finances repairs to public housing properties, including Brooklyn’s Bayview (above). Other investments will help build university graduate housing in Harlem and a pediatric care facility in nearby Yonkers (shown on page 5).

St. Louis: The HIT is helping St. Louis realize its $400 million downtown redevelopment plan by providing $108 million for two key projects, the Park Pacific (above) and Laurel (page 5). The projects are expected to generate over 1,300 union construction jobs and 435 units of housing as part of the city’s largest revitalization effort in 30 years.

equities and other assets lower, and nervous investors rushed to Treasuries. The strong performance of Treasuries in the second quarter caused the HIT to underperform its benchmark for that period, with gross and net returns of 2.75% and 2.63%, respectively, compared to 3.49% for the benchmark. The HIT was underweighted in Treasuries as compared to the benchmark, with less than 2% of its portfolio in Treasuries versus over 30% held by the benchmark. As often happens in the initial stages of a flight to safety rally, the spreads to Treasuries widened for all products – even assets of high credit quality such as those held by the HIT. Spreads to 10-year Treasuries for Ginnie Mae permanent and construction/permanent securities widened by 38 and 69 basis points, respectively.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0

INVESTING IN JOBS AND HOUSING
The HIT has increased its holdings of construction-related multifamily MBS in recent periods because these investments have significantly higher relative yields than other bonds of comparable duration and credit quality. These construction-related multifamily MBS are expected to add significant income to the HIT portfolio in future periods.
The HIT committed $343.5 million during the first half of 2010 to 10 projects that are helping communities from San Francisco to New York City to realize their development goals. These investments are helping to ease the pain of the challenging economy for working men and women and their communities by creating an estimated 3,300 union construction jobs and 5,050 units of housing in multifamily projects and healthcare facilities.
A substantial pipeline of prospective transactions should lead to additional construction-related investments in the period ahead. The HIT’s capacity to source these investments directly permits it to customize its investments for the portfolio and obtain superior execution, which should help HIT investors to earn better returns.

POSITIVE OUTLOOK FOR THE HIT
Superior portfolio fundamentals have positioned the HIT for investment success going forward, with higher income, higher credit quality, and similar interest rate risk relative to the benchmark. The HIT’s yield advantage over the benchmark increased to 64 basis points at June 30 from 32 basis points one year ago, as the HIT’s multifamily MBS allocation has grown. This income advantage should enable the HIT to generate competitive returns in the long run without increasing its risk profile.

High unemployment, weak real estate fundamentals, tight credit conditions, and unstable European economies will likely create strong headwinds to the U.S. economic recovery. Furthermore, government stimulus spending will be greatly reduced in the second half of 2010, putting more pressure on consumers and businesses at a time when credit remains tight and banks are reluctant to lend. These factors, combined with strong productivity, make a convincing case that inflation is not a current concern. In this environment, high credit quality fixed-income investments like the HIT offer principal protection, stable income, and diversification for investors.

Although spreads tend to widen during crisis periods, the HIT’s strategy of managing a high credit quality portfolio with higher anticipated income is expected to generate returns superior to the benchmark over the long run. With the current very wide yield spreads for construction-related multifamily MBS and the HIT’s strong pipeline of those investments, the HIT is well positioned for the period ahead. The HIT intends to take advantage of continuing opportunities to purchase construction-related securities with new capital raised from investors. The HIT remains focused on the long term and will stay disciplined in managing interest rate risk – strategies that have enabled it to grow investors’ capital and provide competitive returns over the years.

1Spread is the difference in yield between Treasuries and comparable non-Treasury securities.
2 The HIT was ranked eighth among U.S. intermediate duration collective investment trusts based on five-year returns at March 31.The Morningstar “Top 10 Managers” ranking was published by Pensions & Investments on May 3, 2010. The ranking was based on Morningstar’s Principia Separate Account database, comparing funds with a similar risk profile in Morningstar’s Intermediate Government Bond and Intermediate-Term Bond categories.The ranking compared gross returns for the five-year period ended March 31, 2010, as self-reported to Morningstar, and reflected no deduction for expenses.The HIT net performance data in the returns chart on page 1 does reflect deductions for expenses.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Other Important Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.) Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

The HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, 2010, the HIT held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2010, and held for the entire period ended June 30, 2010.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2010” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the HIT charges no transactional costs, such as sales charges (loads) or redemption fees.

			Expenses Paid
	Beginning	Ending	During Six-Month
	Account Value	Account Value	Period Ended
	January 1, 2010	June 30, 2010	June 30, 2010*

Actual expenses	$1,000.00	$1,047.70	$2.34
Hypothetical expenses (5% return before expenses)	$1,000.00	$1,022.51	$2.31

* Expenses are equal to the HIT’s annualized expense ratio of 0.46% as of June 30, 2010, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Statement of Assets and Liabilities

June 30, 2010 (Dollars in thousands; unaudited)

ASSETS
Investments, at value (cost $3,438,872)	$3,619,830
Cash and cash equivalents	115,337
Accrued interest receivable	15,590
Receivables for investments sold	127,483
Other assets	1,608
Total assets	3,879,848

LIABILITIES
Payables for investments purchased	56,419
Redemptions payable	5,225
Income distribution payable, net of dividends reinvested of $12,078	1,452
Refundable deposits	885
Accrued expenses	3,234
Total liabilities	67,215

NET ASSETS APPLICABLE TO PARTICIPANTS’ EQUITY
Certificates of participation — authorized unlimited;
Outstanding 3,335,514 units	$3,812,633

NET ASSET VALUE PER UNIT OF PARTICIPATION (in dollars)	$1,143.04

PARTICIPANTS’ EQUITY
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$3,638,147
Net unrealized appreciation of investments	180,958
Distribution in excess of net investment income	(2,911)
Accumulated net realized losses	(3,561)
Total participants’ equity	$3,812,633

See accompanying Notes to Financial Statements.

Pictured on the preceding page are five of the ten projects for which the HIT committed financing during the first half of 2010.

Clockwise from top left:

The Laurel, St. Louis, a $175 million redevelopment project expected to create 676 union jobs.
Regency Tower, New Bedford, Massachusetts, a $31.2 million project; 176 union jobs.
Arc Light Apartments, San Francisco, a $47.9 million project; 276 union jobs.

Elizabeth Seton Pediatric Center, Yonkers, NewYork, a $116 million project; 804 union construction jobs.
Franklin Park Apartments, Boston, a $34.0 million redevelopment project; 192 union jobs.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.5% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$-	$21	$21	$21
Multifamily1	5.25%	Mar-2024	-	4,432	4,437	4,567
	5.35%	Mar-2047	-	7,847	7,856	8,028
	5.55%	Aug-2042	-	8,678	8,677	8,951
	5.60%	Jun-2038	-	2,750	2,748	2,863
	5.62%	Jun-2014	-	424	422	438
	5.65%	Oct-2038	-	2,118	2,174	2,206
	5.87%	Jun-2044	-	1,911	1,910	1,996
	5.89%	Apr-2038	-	5,146	5,162	5,374
	6.02%	Jun-2035	-	6,184	6,174	6,553
	6.40%	Jul-2046	-	4,018	4,019	4,266
	6.60%	Jan-2050	-	3,506	3,551	3,687
	6.66%	May-2040	-	5,568	5,558	5,567
	6.70%	Dec-2042	-	5,853	5,841	6,191
	6.75%	Apr-2040 - Jul-2040	-	5,255	5,226	5,646
	6.88%	Apr-2031	-	26,947	26,626	27,566
	7.05%	Jul-2043	-	5,204	5,204	5,586
	7.13%	Mar-2040	-	7,656	7,615	8,307
	7.20%	Dec-2033 - Oct-2039	-	9,644	9,620	10,424
	7.50%	Sep-2032	-	1,542	1,536	1,676
	7.75%	Oct-2038	-	1,356	1,346	1,357
	7.93%	Apr-2042	-	2,834	2,834	3,109
	8.15%	Mar-2037	-	1,156	1,258	1,157
	8.27%	Jun-2042	-	2,484	2,484	2,676
	8.40%	Apr-2012	-	135	135	136
	8.75%	Aug-2036	-	3,591	3,579	3,597
			-	126,239	125,992	131,924
Forward Commitments1	6.65%	Jun-2049	1,120	-	-	-
Total FHA Permanent Securities			$1,120	$126,260	$126,013	$131,945

FHA Construction Securities (0.3% of net assets)

	Interest Rates2
	Permanent	Construction	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Multifamily1	6.20%	6.20%	Aug-2051	$11,900	$11,900	$11,900	$12,558
Total FHA Construction Securities				$11,900	$11,900	$11,900	$12,558

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Ginnie Mae Securities (27.6% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	5.50%	Jan-2033 - Jun-2037	$19,962	$19,846	$21,654
	6.00%	Jan-2032 - Aug-2037	10,659	10,664	11,679
	6.50%	Jul-2028	141	141	157
	7.00%	Nov-2016 - Jan-2030	3,871	3,917	4,296
	7.50%	Apr-2013 - Aug-2030	3,189	3,235	3,549
	8.00%	Jul-2010 - Nov-2030	1,472	1,509	1,676
	8.50%	Jun-2022 - Aug-2027	1,358	1,383	1,553
	9.00%	May-2016 - Jun-2025	424	432	489
	9.50%	Sep-2021 - Sep-2030	158	160	183
	10.00%	Jun-2019	1	1	1
	13.00%	Jul-2014	1	1	1
	13.25%	Dec-2014	1	1	1
			41,237	41,290	45,239
Multifamily1	2.91%	Aug-2020	1,635	1,629	1,637
	3.61%	Nov-2027	5,399	5,508	5,506
	3.65%	Oct-2027	6,332	6,163	6,424
	3.96%	May-2032	209	201	212
	4.06%	Feb-2039	4,434	4,201	4,661
	4.22%	Nov-2035	24,730	25,446	26,164
	4.26%	Jul-2029	3,000	2,992	3,104
	4.32%	Sep-2034	9,000	9,306	9,640
	4.43%	Apr-2034 - Jun-2034	109,470	107,508	115,766
	4.49%	Apr-2023	8,531	8,531	8,713
	4.59%	May-2033	2,220	2,219	2,237
	4.63%	Sep-2037 3	1,500	1,456	1,373
	4.66%	Apr-2029 - Dec-2030	35,160	36,672	37,475
	4.70%	Dec-2024	10,405	10,217	10,778
	4.71%	May-2025	25,430	25,395	25,931
	4.73%	Nov-2045	3,000	3,059	3,225
	4.76%	Apr-2045	7,950	8,304	8,507
	4.81%	Jan-2047	5,861	5,873	6,161
	4.82%	Oct-2029	4,100	4,337	4,372
	4.83%	May-2046 3	5,425	5,425	5,084
	4.88%	Aug-2032 - Mar-2036	22,698	22,500	23,532
	4.90%	Mar-2044 3	1,000	990	937
	4.92%	Feb-2034 - May-2034	59,240	58,955	63,656
	4.94%	Jun-2046 3	3,875	3,879	3,858
	5.00%	Dec-2033	4,990	5,029	4,992
	5.01%	Mar-2038	25,000	26,138	27,450
	5.05%	Apr-2049 3	2,950	2,957	2,813
	5.12%	Feb-2037	10,000	10,158	10,953

                                                  (continued , next page)

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Ginnie Mae Securities (27.6% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily1	5.14%	Jul-2024	$1,907	$1,901	$1,936
	5.15%	Jun-2023	30,852	31,198	32,170
	5.17%	Sep-2045	50,000	53,532	55,019
	5.18%	May-2042	2,178	2,200	2,328
	5.19%	May-2045	8,865	8,644	9,760
	5.21%	Jan-2045	5,532	5,530	5,851
	5.25%	Feb-2031	38,259	38,151	40,143
	5.30%	Apr-2039	55,000	54,164	59,329
	5.32%	Aug-2030	30,340	30,219	31,884
	5.34%	Jul-2040	18,000	17,675	19,458
	5.38%	Apr-2025	443	452	473
	5.40%	Feb-2049 - Mar-2049	13,664	13,607	14,677
	5.45%	May-2042	2,261	2,333	2,433
	5.46%	Feb-2047	3,062	3,082	3,291
	5.50%	Sep-2023 - Jul-2033	35,322	36,611	36,720
	5.52%	Aug-2027	11,466	12,107	12,044
	5.55%	Mar-2045	8,933	8,928	9,534
	5.55%	May-2049 3	10,625	10,630	10,080
	5.58%	May-2031 - Oct-2031	94,582	94,884	104,219
	5.68%	Jul-2027	15,152	15,115	16,405
	5.70%	Mar-2037 - Feb-2043	10,672	11,368	11,356
	5.75%	Dec-2026	3,560	3,603	3,851
	5.85%	Nov-2045	1,910	1,912	2,067
	5.88%	Oct-2043	5,495	5,676	5,908
	6.00%	Jan-2046	3,584	3,586	3,886
	6.22%	Aug-2035	14,113	14,120	14,820
	6.25%	Feb-2034	4,708	4,968	5,131
	6.26%	Apr-2027	10,000	10,583	11,079
	6.34%	Mar-2026	2,751	2,815	2,807
	6.37%	Aug-2023	428	428	431
	7.75%	Aug-2035	50,449	50,194	52,972
			947,657	955,264	1,007,223
Total Ginnie Mae Securities			$988,894	$996,554	$1,052,462

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Ginnie Mae Construction Securities (1.8% of net assets)

	Interest Rates2 Permanent Construction
			Maturity Date		Commitment Amount	Face Amount	Amortized Cost	Value
Multifamily1	5.68%	4.80%	Dec-2050		$17,598	$12,994	$13,174	$13,666
	4.87%	4.87%	May-2042		100,000	5,845	6,720	5,008
	6.15%	6.15%	Nov-2039		5,508	5,150	5,163	5,426
	4.75%	6.50%	Oct-2051		63,132	9,391	9,391	11,549
	5.35%	6.75%	May-2051		24,030	8,615	9,058	10,025
	5.80%	7.75%	Feb 2051		25,805	17,610	17,607	19,246
					236,073	59,605	61,113	64,920
Forward Commitments1
	4.75%	4.75%	Jul-2052	3	32,646	-	-	264
	5.35%	5.35%	Apr-2052		41,525	-	415	1,194
	5.39%	5.39%	Jul-2052		26,094	-	522	1,288
	4.49%	8.25%	Jun-2052		44,954	25	(425)	(183)
					145,219	25	512	2,563
Total Ginnie Mae Construction Securities					$381,292	$59,630	$61,625	$67,483

Fannie Mae Securities (42.0% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.60% 4	Mar-2037	$3,842	$3,782	$3,802
	0.70% 4	Sep-2036	7,586	7,528	7,540
	0.75% 4	Jun-2036	20,417	19,914	20,346
	1.96% 4	Nov-2033	6,774	6,779	6,958
	2.23% 4	Aug-2033	402	401	414
	2.44% 4	May-2033	1,493	1,502	1,551
	2.49% 4	Apr-2034	3,693	3,835	3,853
	2.63% 4	Aug-2034	146	147	152
	2.64% 4	Sep-2035	1,978	1,969	2,056
	2.69% 4	Aug-2033	5,589	5,576	5,833
	2.72% 4	Aug-2033	2,412	2,408	2,518
	2.77% 4	Jul-2033	5,639	5,669	5,891
	2.89% 4	Nov-2034	5,050	5,246	5,282
	3.39% 4	Jul-2033	1,694	1,681	1,766
	4.00%	Jul-2024 - Apr-2039	38,258	38,829	39,720
	4.50%	Jun-2018 - Aug-2039	117,512	120,598	123,381
	5.00%	Jul-2018 - Apr-2040	74,006	74,759	78,662
	5.50%	Jul-2017 - Jun-2038	133,779	135,340	143,889
	6.00%	Apr-2016 - Nov-2038	97,936	99,271	106,687
	6.50%	Nov-2016 - Jul-2036	11,006	11,380	12,115
	7.00%	Nov-2013 - May-2032	4,116	4,138	4,593
	7.50%	Nov-2016 - Sep-2031	1,459	1,436	1,639
	8.00%	Jun-2012 - May-2031	494	497	531
	8.50%	Jan-2012 - Apr-2031	486	488	536
	9.00%	Jan-2024 - May-2025	143	144	163
			545,910	553,317	579,878

Multifamily1	3.72%	Apr-2020	9,431	9,441	9,402
	3.82%	Jul-2016	21,692	21,822	22,709
	4.10%	Jun-2027	1,580	1,552	1,586

                                               (continued , next page)

                         S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.0% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily1	4.20%	Jun-2020	$3,900	$3,910	$3,888
	4.22%	Jul-2018	3,741	3,587	3,972
	4.27%	Nov-2019	6,456	6,515	6,749
	4.32%	Nov-2019	3,196	3,245	3,352
	4.33%	Nov-2019 - Mar-2020	22,977	23,123	23,947
	4.38%	Apr-2020	10,976	11,205	11,490
	4.44%	May-2020	6,494	6,589	6,826
	4.48%	Oct-2031	3,184	3,184	3,234
	4.50%	Mar-2020	4,521	4,585	4,740
	4.52%	Nov-2019	3,210	3,254	3,385
	4.55%	Nov-2019	3,029	3,083	3,200
	4.56%	Jul-2019	7,695	7,712	8,145
	4.64%	Aug-2019	19,000	19,514	20,098
	4.66%	Jul-2021 - Sep-2033	8,142	8,220	8,580
	4.67%	Aug-2033	9,600	9,579	10,046
	4.68%	Jul-2019	14,048	14,200	14,905
	4.69%	Jan-2020	14,217	14,279	15,072
	4.80%	Jun-2019	2,302	2,337	2,449
	4.86%	May-2019	1,539	1,572	1,644
	4.89%	Nov-2019	897	941	958
	4.93%	Nov-2013	45,887	45,791	49,444
	4.94%	Apr-2019	3,500	3,585	3,736
	4.99%	Mar-2021	40,000	40,004	42,069
	5.00%	Jun-2019	2,002	2,051	2,145
	5.02%	Jun-2019	870	874	933
	5.04%	Jun-2019	1,977	2,053	2,125
	5.05%	Jun-2019 - Jul-2019	3,341	3,464	3,591
	5.07%	Feb-2012	2,705	2,829	2,807
	5.09%	Jun-2018	6,700	6,936	7,214
	5.11%	Jul-2019	925	934	991
	5.12%	Jul-2019	9,190	9,329	9,850
	5.13%	Jul-2019	940	950	1,008
	5.15%	Oct-2022	4,088	4,101	4,319
	5.16%	Jan-2018	5,497	5,410	5,940
	5.25%	Dec-2019	7,168	7,182	7,677
	5.29%	Sep-2017 - May-2022	9,093	9,080	9,725
	5.34%	Apr-2016	6,397	6,373	7,002
	5.35%	Apr-2012 - Jun-2018	2,900	2,909	3,123
	5.36%	Feb-2016	5,000	5,009	5,327
	5.37%	Jun-2017	1,454	1,565	1,578
	5.43%	Nov-2013	1,326	1,322	1,329
	5.44%	Mar-2016	3,774	3,799	4,128
	5.45%	May-2033	3,082	3,111	3,279
	5.46%	Feb-2017	47,548	47,940	51,910
	5.47%	Aug-2024	8,702	8,856	9,278
	5.52%	Mar-2018	603	643	656
	5.53%	Apr-2017	65,352	65,209	71,062
	5.55%	Apr-2018	31,000	31,008	33,481
	5.59%	May-2016	7,223	7,220	7,927
	5.60%	Feb-2018 - Jan-2024	12,153	12,129	13,002

                                                 (continued , next page)

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Fannie Mae Securities (42.0% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily1	5.62%	Jun-2011	$28,946	$28,957	$29,001
	5.63%	Dec-2019	11,785	11,864	12,864
	5.70%	Jun-2016	1,425	1,446	1,562
	5.80%	Jun-2018	71,574	71,209	77,710
	5.86%	Dec-2016	301	302	330
	5.91%	Mar-2037	2,109	2,171	2,237
	5.92%	Dec-2016	291	292	319
	5.93%	Apr-2012	1,712	1,795	1,806
	5.96%	Jan-2029	453	459	490
	6.03%	Jun-2017 - Jun-2036	5,655	5,793	6,157
	6.06%	Jul-2034	10,167	10,528	10,906
	6.10%	Apr-2011	2,625	2,631	2,652
	6.11%	Aug-2017	6,905	6,952	7,594
	6.13%	Dec-2016	3,560	3,650	3,902
	6.14%	Sep-2033	310	331	334
	6.15%	Jan-2019 - Oct-2032	41,670	41,769	45,220
	6.16%	Aug-2013	9,174	9,430	9,201
	6.19%	Jul-2013	5,000	5,174	5,359
	6.22%	Aug-2032	1,812	1,863	1,966
	6.23%	Sep-2034	1,482	1,560	1,597
	6.27%	Jan-2012	2,027	2,010	2,121
	6.28%	Nov-2028	3,204	3,421	3,473
	6.35%	Jun-2020 - Aug-2032	14,850	15,126	15,963
	6.38%	Jul-2021	5,732	5,861	6,139
	6.39%	Apr-2019	984	1,024	1,082
	6.44%	Apr-2014 - Dec-2018	44,780	44,980	48,878
	6.52%	May-2029	5,640	6,174	6,118
	6.63%	Jun-2014 - Apr-2019	4,210	4,221	4,600
	6.65%	Aug-2011	1,657	1,653	1,699
	6.80%	Jul-2016	656	656	730
	6.85%	Aug-2014	43,314	43,077	48,538
	6.88%	Feb-2028	4,665	5,111	5,085
	7.00%	Jun-2018	3,291	3,291	3,644
	7.01%	Apr-2031	3,353	3,373	3,691
	7.07%	Feb-2031	16,893	17,160	18,631
	7.18%	Aug-2016	412	412	462
	7.20%	Aug-2029	8,452	8,237	9,284
	7.25%	Jul-2012	7,090	7,090	7,225
	7.26%	Dec-2018	10,855	11,547	12,151
	7.50%	Dec-2014	1,181	1,175	1,313
	7.75%	Dec-2012 - Dec-2024	2,816	2,815	3,062
	8.00%	Nov-2019	1,837	1,826	1,843
	8.13%	Sep-2012	927	927	940
	8.38%	Jan-2022	837	835	840
	8.40%	Jul-2023	470	461	529
	8.50%	Nov-2019	3,504	3,668	4,000
	8.63%	Sep-2028	6,437	6,437	7,265
			929,254	935,859	997,546
TBA5	4.00%	Jul-2040	25,000	25,324	25,316
Total Fannie Mae Securities			$ 1,500,164	$1,514,500	$ 1,602,740

                         S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

Freddie Mac Securities (10.8% of net assets)

	Interest Rate	Maturity Date	Face Amount		Amortized Cost	Value
Single Family	0.65% 4	Dec-2035 - Feb-2036	$32,204		$32,192	$32,085
	0.70% 4	Apr-2036	6,554		6,545	6,504
	0.75% 4	Jul-2036	40,762		39,785	40,522
	2.29% 4	Apr-2035	689		689	713
	2.60% 4	Jun-2033	1,434		1,429	1,496
	2.73% 4	Oct-2033	3,563		3,520	3,719
	3.56% 4	Jul-2035	1,327		1,322	1,388
	4.00%	Dec-2024 - Apr-2039	7,924		8,028	8,213
	4.50%	Aug-2018 - Dec-2039	30,886		30,716	32,418
	5.00%	Jan-2019 - Feb-2039	60,550		59,223	64,301
	5.50%	Oct-2017 - Jul-2038	103,187		101,900	110,850
	6.00%	Mar-2014 - Feb-2038	55,332		56,322	60,443
	6.50%	Oct-2013 - Nov-2037	23,981		24,911	26,271
	7.00%	Mar-2011 - Mar-2030	596		576	640
	7.50%	Jul-2010 - Apr-2031	494		479	551
	8.00%	Jul-2012 - Feb-2030	181		177	198
	8.50%	Jun-2015 - Jan-2025	242		243	275
	9.00%	Mar-2025	114		114	130
			370,020		368,171	390,717
Multifamily1	5.42%	Apr-2016	10,000		9,935	10,870
	5.65%	Apr-2016	9,035		9,017	9,804
			19,035		18,952	20,674
Total Freddie Mac Securities			$389,055		$387,123	$411,391

Commercial Mortgage-Backed Securities1 (2.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount		Amortized Cost	Value
Credit Suisse	5.10%	Aug-2038	$10,000		$10,038	$10,536
Lehman Brothers	5.16%	Feb-2031	19,500		19,167	20,272
Credit Suisse	5.61%	Feb-2039	25,000		25,162	26,725
Mizuho	6.58%	Mar-2034	5,100		5,229	5,216
Credit Suisse	6.84%	Dec-2035	12,621		12,954	12,762
Total Commercial Mortgage-Backed Securities			$72,221		$72,550	$75,511

Government-Sponsored Enterprise Securities (0.9% of net assets)

Issuer	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value
Federal Home Loan Bank	2.55%	Jan-2014 6		$19,000	$19,019	$19,009
Freddie Mac	4.75%	Jan-2020		$16,300	$16,345	$16,342
Total Government-Sponsored Enterprise Securities				$35,300	$35,364	$35,351

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Schedule of Portfolio Investments

June 30, 2010 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities (2.0% of net assets)

		Interest Rates2			Commitment		Face	Amortized
	Issuer	Permanent	Construction	Maturity Date	Amount		Amount	Cost	Value
Multifamily1	NYC Housing Development Corp	N/A	3.45%	May-2013	$		$9,500	$9,516	$9,537
	NYC Housing Development Corp	N/A	2.00%	Sep-2013			7,500	7,500	7,525
	NYC Housing Development Corp	4.25%		Nov-2025			1,150	1,150	1,148
	NYC Housing Development Corp	4.40%		Nov-2024			4,120	4,120	4,163
	MA Housing Finance Agency	N/A	4.45%	Dec-2011	7	14,400	2,410	2,427	2,433
	MA Housing Finance Agency	N/A	4.45%	Dec-2011	7	16,420	4,680	4,696	4,760
	NYC Housing Development Corp	4.50%		Nov-2030			1,680	1,682	1,686
	NYC Housing Development Corp	4.60%		Nov-2030			4,665	4,665	4,672
	NYC Housing Development Corp	4.70%		Nov-2035			1,685	1,685	1,691
	NYC Housing Development Corp	4.80%		Nov-2040			2,860	2,862	2,872
	NYC Housing Development Corp	4.90%		Nov-2034 - Nov-2041			8,800	8,800	8,871
	NYC Housing Development Corp	4.95%		Nov-2039 - May-2047			13,680	13,682	13,674
	NYC Housing Development Corp	5.55%		Nov-2039			5,000	4,978	5,237
	NYC Housing Development Corp	5.69%		Nov-2018			6,930	6,935	7,162
	MA Housing Finance Agency	5.70%		Jun-2040			14,765	14,767	14,852
	MA Housing Finance Agency	5.92%		Dec-2037			6,525	6,529	6,333
	NYC Housing Development Corp	6.42%		Nov-2039			22,000	22,000	22,360
	MA Housing Finance Agency	6.50%		Dec-2039			750	754	724
	MA Housing Finance Agency	6.58%		Dec-2039			11,385	11,386	11,500
	MA Housing Finance Agency	6.70%		Jun-2040			12,050	12,050	11,704
Total State Housing Finance Agency Securities						$30,820	$ 142,135	$142,184	$142,904

Other Multifamily Investments (0.4% of net assets)

Interest Rates2			Commitment
Permanent	Construction	Maturity Date	Amount	Face Amount	Amortized Cost	Value
Multifamily Construction/Permanent Mortgages1
7.63%	N/A	Jan-2011	$813	$59	$58	$59
8.63%	N/A	Apr-2025	1,469	1,156	1,153	1,156
			2,282	1,215	1,211	1,215
Privately Insured Construction/Permanent Mortgages1,8
5.40%	5.40%	Apr-2047	9,000	8,774	8,783	6,496
5.73%	5.73%	Aug-2047	5,575	5,464	5,467	4,083
N/A	6.20%	Dec-2047	3,325	3,274	3,293	2,504
6.40%	6.40%	Nov-2048	993	984	1,000	742
			18,893	18,496	18,543	13,825
Total Other Multifamily Investments			$21,175	$ 19,711	$19,754	$15,040

S E M I - A N N U A L R E P O R T J U N E 2 0 1 0 Schedule of Portfolio Investments
June 30, 2010 (Dollars in thousands; unaudited)

United States Treasury Securities (1.9% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
1.88%	Jun-2015	$25,000	$25,101	$25,096
3.50%	May-2020	45,000	45,954	47,099
Total United States Treasury Securities		$70,000	$71,055	$72,195

Total Long-Term Investments		$3,415,270	$3,438,622	$3,619,580

Short-Term Investments (0.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Money Market -- Eagle Bank	1.19%	July 1, 2010	250	250	250
Total Short-Term Investments			$250	$250	$250

Total Investments			$3,415,520	$3,438,872	$3,619,830

Footnotes

1 Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3 Tax-exempt bonds collateralized by Ginnie Mae securities.

4 The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

5 Represents to be announced (TBA) securities: the particular securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

6 Security is callable in full or in part.

7 The construction notes were privately placed directly by the Massachusetts Housing Finance Agency (MassHousing) with the HIT on March 26, 2010. The notes are for construction only and will mature on December 1, 2011. The notes are general obligations of MassHousing and are secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

8 Loans insured by Ambac Assurance Corporation, which are additionally backed by an option to repurchase from the mortgagee for the benefit of the HIT. The option to repurchase can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Statement of Operations

For the Six Months Ended June 30, 2010 (Dollars in thousands; unaudited)

INVESTMENT INCOME	$86,141

EXPENSES
Non-officer salaries and fringe benefits	3,986
Officer salaries and fringe benefits	2,031
Legal fees	219
Consulting fees	281
Auditing, tax and accounting fees	176
Insurance	162
Marketing and sales promotion (12b-1)	202
Investment management	352
Trustee expenses	21
Rental expenses	477
General expenses	717
Total expenses	8,624

NET INVESTMENT INCOME	77,517
Net realized gain on investments	15,074
Net change in unrealized appreciation investments	80,308
REALIZED AND UNREALIZED NET GAIN ON INVESTMENTS	95,382
INCREASE IN NET ASSETS FROM OPERATIONS	$172,899

See accompanying Notes to Financial Statements.

S E M I - A N N U A L R E P O R T J U N E 2 0 1 0 Statements of Changes in Net Assets
(Dollars in thousands)

	Six Months Ended	Year Ended
	June 30, 2010	December 31, 2009
	(unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$77,517	$161,840
Net realized gain (loss) on investments	15,074	(5,104)
Net change in unrealized appreciation on investments	80,308	58,692
Net increase in net assets resulting from operations	172,899	215,428

DECREASE IN NET ASSETS FROM DISTRIBUTIONS
Distributions to participants or reinvested from:
Net investment income	(79,970)	(164,753)
Net decrease in net assets from distributions	(79,970)	(164,753)

INCREASE IN NET ASSETS FROM UNIT TRANSACTIONS
Proceeds from the sale of units of participation	52,119	213,962
Dividend reinvestment of units of participation	71,689	147,839
Payments for redemption of units of participation	(27,541)	(256,642)
Net increase from unit transactions	96,267	105,159
Total increase in net assets	189,196	155,834

NET ASSETS
Beginning of period	$3,623,437	$3,467,603
End of period	$3,812,633	$3,623,437

Distribution in excess of net investment income	$(2,911)	$(2,928)

UNIT INFORMATION
Units sold	46,003	191,963
Distributions reinvested	63,338	132,600
Units redeemed	(24,376)	(230,734)
Increase in units outstanding	84,965	93,829

See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Notes to Financial Statements
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company.The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible labor organizations and pension, welfare, and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements.The policies are in conformity with generally accepted accounting principles (GAAP) in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in NewYork City on the last business day of the month. The HIT uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Portfolio securities for which market quotations are readily available (U.S. Treasury securities, government-sponsored enterprise securities, single family mortgage-backed securities, and state housing finance agency securities) are valued by one or more pricing sources, including independent pricing services, published prices, market quotes and bids from dealers who make markets in such securities. For U.S.Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, date and size, coupon and coupon payment schedule, ratings, maturity, call type and schedule, spread/benchmark yields, and prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading levels and spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using third-party pricing sources and discounted cash flow models. The respective cash flow models utilize inputs from matrix pricing which considers market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the security being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. Commercial mortgage-backed securities and real estate mortgage investment conduits are valued by using one or more quotes from third-party pricing sources.The HIT has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the HIT’s Board ofTrustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

Short-term investments purchased within 60 days of maturity are valued at amortized cost, which approximates value. Cash and cash equivalents include overnight money market funds, which are also carried at cost.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Notes to Financial Statements
(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2010.

Investment Securities ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$-	$131,924	$21	$131,945
FHA Construction Securities	-	12,558	-	12,558
Ginnie Mae Securities	-	999,490	52,972	1,052,462
Ginnie Mae Construction Securities	-	64,920	-	64,920
Fannie Mae Securities	-	1,602,740	-	1,602,740
Freddie Mac Securities	-	411,391	-	411,391
Commercial Mortgage-Backed Securities	-	75,511	-	75,511
Government-Sponsored Enterprise Securities	-	35,351	-	35,351
State Housing Finance Agency Securities	-	142,904	-	142,904
Other Multifamily Investments	-	15,040	-	15,040
United States Treasury Securities	-	72,195	-	72,195
Short-Term Investments	-	250	-	250
Other Financial Instruments*	-	2,563	-	2,563
Total	$-	$3,566,837	$52, 993	$3,619,830

*Other financial instruments include forward commitments.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the six months ended June 30, 2010.

	Investments in Securities
($ in thousands)	FHA Permanent Securities	Ginnie Mae	Total
Beginning balance, 12/31/2009	$22	$53,293	$53,315
Total unrealized gain (loss)*	-	(11)	(11)
Amortization/accretion	(1)	(310)	(311)
Ending balance, 06/30/2010	$21	$52,972	$52,993

*Net change in unrealized loss attributable to Level 3 securities held at June 30, 2010, totaled $11,000 and is included on the accompanying Statement of Operations.

As of June 30, 2010, the fair value of the HIT’s Level 3 investment securities was $53 million. Substantially all of the Level 3 fair value amount was related to the HIT’s investment in a multifamily Ginnie Mae mortgage-backed security which was entirely owned by the HIT. To estimate the fair value, the HIT employs a discounted cash flow model which includes the use of compression and price caps on certain premium assets. This security has agency credit, a net coupon rate of 7.75%, and a weighted average life of approximately eight years. In addition, it is call protected until September 2018, after which a prepayment penalty of 50 basis points above par is applied until maturity at August 2035. Other significant inputs include a base discount rate of 3.67% and a spread compression for the premium security of 2.52%.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T
Notes to Financial Statements
(unaudited)

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 90% of distributable income for the six months ended June 30, 2010.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually considers a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2010, the HIT was authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05% of its average monthly net assets on an annualized basis, whichever is greater. During the six months ended June 30, 2010, the HIT incurred approximately $202,400 of 12b-1 expenses.

Note 2. Investment Risk

Investment Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0
Notes to Financial Statements
(unaudited)

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

During the six months ended June 30, 2010, the HIT provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a District of Columbia not-for-profit corporation, on a cost-reimbursement basis. During the period, an employee of the HIT also served as an officer of the ITC. The total cost for such personnel and related expenses for the six months ended June 30, 2010, amounted to approximately $110,200. During the six months ended June 30, 2010, the HIT was reimbursed for approximately $63,000 of current year costs. As of June 30, 2010, approximately $47,200 is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the HIT on a cost-reimbursement basis.The total cost for such personnel and related expenses for the six months ended June 30, 2010, was approximately $45,300. During the six months ended June 30, 2010, the HIT paid the ITC approximately $43,200 of current costs.

Note 4. Commitments

Certain assets of the HIT are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of June 30, 2010, the HIT had outstanding unfunded purchase commitments of approximately $351.8 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2010, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.54 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2010, were $666.5 million and $427.2 million, respectively.

Note 6. Distributions

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from U.S. generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2010.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Notes to Financial Statements
(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 26% of employees’ salaries for the six months ended June 30, 2010. The total HIT pension expense for the six months ended June 30, 2010, was approximately $868,100.

The HIT also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable IRS limit. During 2010, the HIT matched dollar for dollar the first $4,600 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2010, was approximately $172,500.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on January 28, 2011. Under this facility, borrowings bear interest per annum as offered by the lender. The HIT had no outstanding balance under the facility for the six months ended June 30, 2010. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0

Financial Highlights

Six Months
Ended June 30, 2010				Year Ended December 31,
PER SHARE DATA	(Unaudited)		2009	2008	2007	2006	2005
Net asset value, beginning of period	$1,114.72		$1,098.48	$1,097.01	$1,081.27	$1,086.97	$1,110.61

Income from investment operations:
Net investment income	23.61	*	50.68 *	53.64 *	52.72	53.55	50.08
Net realized and unrealized gains (losses) on investments	29.07		17.15	1.91	17.54	(4.60)	(21.25)
Total income from investment operations	52.68		67.83	55.55	70.26	48.95	28.83
Less distributions from:
Net investment income	(24.36)		(51.59)	(54.08)	(54.52)	(54.65)	(52.47)
Total distributions	(24.36)		(51.59)	(54.08)	(54.52)	(54.65)	(52.47)

NET ASSET VALUE, END OF PERIOD	$1,143.04		$1,114.72	$1,098.48	$1,097.01	$1,081.27	$1,086.97

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets	0.46	%**	0.43%	0.41%	0.41%	0.41%	0.37%
Ratio of net investment income to average net assets	4.2	%**	4.5%	5.0%	5.0%	5.0%	4.5%
Portfolio turnover rate	42.4	%**	28.5%	23.8%	42.1%	65.0%	68.4%
NUMBER OF OUTSTANDING UNITS AT END OF PERIOD	3,335,514		3,250,549	3,156,720	3,388,107	3,334,684	3,290,698

NET ASSETS, END OF PERIOD (in thousands)	$3,812,633		$3,623,437	$3,467,603	$3,716,773	$3,605,679	$3,576,875

TOTAL RETURN	9.76	%**	6.28%	5.25%	6.70%	4.65%	2.64%

*The average shares outstanding method has been applied for per share information.
** Annualized

See accompanying Notes to Financial Statements.

A F L - C I O  H O U S I N G  I N V E S T M E N T  T R U S T

Leadership

Board of Trustees

John J. Sweeney, Chairman*	Frank Hurt	Richard Ravitch*
President Emeritus, AFL-CIO	International President, Bakery,	Lieutenant Governor, State of New York
Confectionery & TobaccoWorkers and Grain
Richard L. Trumka*	Millers International Union	Marlyn J. Spear, CFA*
President, AFL-CIO		Chief Investment Officer, Building Trades
	George Latimer	United Pension Trust Fund (Milwaukee
Liz Shuler	Adjunct Professor of Urban Land Studies and	and Vicinity)
Secretary-Treasurer, AFL-CIO	Geography, Macalester College
Tony Stanley*
Arlene Holt Baker Executive Vice President, AFL-CIO	Lindell K. Lee International Secretary-Treasurer,	Director, TransCon Builders, Inc.; formerly
Executive Vice President, TransCon Builders,
	International Brotherhood of Electrical	Inc.
Mark H. Ayers	Workers
President, Building and Construction Trades		James A. Williams
Department, AFL-CIO	Jack Quinn	General President, International Union of
	President, Erie Community College, State	Painters and Allied Trades of the United
Stephen Frank	University of New York; formerly Member of	States and Canada
Retired; formerlyVice President and Chief	Congress, 27th District, NewYork
Financial Officer, The Small Business
Funding Corporation

* Executive Committee member.

                          S E M I - A N N U A L  R E P O R T   J U N E  2 0 1 0

Leadership

   Officers and Key Staff

Stephen Coyle

Chief Executive Officer

Theodore S. Chandler

Chief Operating Officer

Erica Khatchadourian

Chief Financial Officer

Chang Suh

Executive Vice President and Chief Portfolio

Manager

Saul A. Schapiro

General Counsel

Debbie Cohen

Chief Development Officer

Liz Diamond

Director,Western Regional Office

Christopher Kaiser

Chief Compliance Officer

Carol Nixon

Director, New York City Office

Thomas O’Malley

Director,Veterans Housing

Harpreet Peleg

Controller

Eric W. Price

Managing Director, Housing and Community

Development Investments

Lesyllee White

Director of Marketing

Stephanie H. Wiggins

Chief Investment Officer – Multifamily Finance

Service Providers

Independent Registered Public
Accounting Firm
Ernst &Young LLP
McLean, Virginia

Corporate Counsel
Bingham McCutchen LLP
Washington, D.C.

Securities Counsel
Wilmer Cutler Pickering Hale and
Dorr LLP
Washington, D.C.

Transfer Agent
BNY Mellon Investment Servicing
(US) Inc.
Wilmington, Delaware

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania

AFL-CIO Housing Investment Trust

National Office
2401 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20037
(202) 331-8055
New York City Office
1270 Avenue of the Americas
Suite 210
NewYork, NewYork 10020
(212) 554-2750
Western Regional Office
235 Montgomery Street, Suite 1001
San Francisco, California 94104
(415) 433-3044

Gulf Coast Office
1100 Poydras Street, Suite 2870
New Orleans, LA 70163
(504) 599-8750

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee.

Not applicable.

Item 6.  Schedule of Investments.

Included herein under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11.  Controls and Procedures.

(a)
The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the design and operation of the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are generally effective to provide reasonable assurance that information required to be disclosed by the

Trust in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based on their evaluation of the effectiveness of the design and operation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)
There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is filed herewith.

(3)	Not applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:  /s/ Stephen Coyle
       Name:  Stephen Coyle
       Title: Chief Executive Officer

Date: September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date:  September 7, 2010

/s/ Erica Khatchadourian
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date:  September 2, 2010